                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 1996



                               KERR GROUP, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



         DELAWARE                       1-7272                 95-0898810
- ----------------------------    ---------------------       ----------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of corporation)                                      Identification No.)



1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA                90067
- -----------------------------------------------              -----------
   (Address of Principal Executive Office)                   (Zip Code)


      Registrant's telephone number, including area code:   (310) 556-2200

                                NOT APPLICABLE
                     ----------------------------------
         (Former name or former address, if changed since last report)





                               Page 1 of 57 Pages
                        Index Exhibit Appears on Page 11

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of March 15, 1996, between Kerr Group, Inc. (the "Registrant") and Alltrista Corporation ("Alltrista"), the Registrant sold manufacturing assets, supplies, work in process inventory and certain trademarks relating to its Consumer Products Business to Alltrista, for approximately $14,500,000 (the "Purchase Price").

         The Registrant used $7,500,000 of the Purchase Price to reduce outstanding indebtedness, including the payment of $3,500,000 which was secured by certain assets of the Registrant. The balance of the Purchase Price will be used for working capital and to pay certain expenses of the restructuring referred to below.

         The Registrant also expects to receive approximately $16,500,000, primarily during the remainder of 1996, from the sale to its customers of the inventory and from the collection of accounts receivable of the Consumer Products Business.

         Pursuant to the Asset Purchase Agreement, the Registrant retains all accounts receivable and finished goods inventory relating to the Business, as well as all accounts payable and other liabilities accrued prior to March 15, 1996. The Registrant also granted to Alltrista a perpetual and exclusive worldwide license to use the name "Kerr" and any variations thereof in connection with the home canning supplies business or the consumer food products industry. If there occurs a change of control or majority ownership of Alltrista which is not approved prior to such changes by a majority of the members of the Alltrista board of directors in office immediately prior to such change, the Registrant has the option to terminate this license.

         The Registrant also agreed to not compete with Alltrista for a period of ten years in the home canning supplies business in the United States, Canada or anywhere where the Registrant has distributed and sold products in the home canning business in the past twelve months.

         Pursuant to the terms of a Sales Agent Agreement (the "Sales Agent Agreement"), dated as of March 15, 1996, between the Registrant and Alltrista, the Registrant retained Alltrista to serve as its non-exclusive sales agent in connection with the sale of home canning inventory owned by the Registrant.
The Sales Agent Agreement has a term of 30 months, subject to earlier termination in certain events. Alltrista will be paid a fee of 1/2 of 1% of the Net Sales (as defined in the Sales Agent Agreement) made by it on behalf of the Registrant.

         The foregoing descriptions of the Asset Purchase Agreement and the Sales Agent Agreement are qualified in their entirety by reference to such agreements, which have been filed as exhibits to this Form 8-K.


                                      (2)

ITEM 5.  OTHER EVENTS.

         On March 15, 1996, the Registrant announced, in addition to the transaction with Alltrista referred to above, that its debt holders had agreed to extend, until May 15, 1996, waivers with respect to defaults under certain financial covenants in loan agreements with the Registrant and to extend the maturity of a $6,040,000 note due April 15, 1996 until May 15, 1996. Discussions with the Registrant's lenders are continuing regarding further amendments of terms, including the further extension of the $6,040,000 note, and additional reduction of indebtedness. The indebtedness owed to the debt holders is unsecured.

         The Registrant also announced a restructuring which would include moving the corporate headquarters from Los Angeles, California to Lancaster, Pennsylvania, where the Registrant's Plastic Products Business is headquartered, and the consolidation of certain manufacturing facilities. The restructuring is expected to result in annualized cost savings of approximately $6,500,000. These savings will be substantially realized in 1997.

         The Registrant also announced that Roger W. Norian, its Chairman of the Board and Chief Executive Officer, had decided not to move to Lancaster and that, based on the recommendation of Mr. Norian, D. Gordon Strickland, Senior Vice President, Chief Financial Officer and General Manager of the Consumer Products Business, had been named as President, Chief Executive Officer and elected a Director of the Registrant.

         In connection with the sale of the Consumer Products Business assets and the restructuring program, the Registrant will report in the first quarter of 1996 a one-time pretax gain of approximately $2,900,000 on the sale of certain assets of the Consumer Products Business and a one-time pretax loss on the restructuring of $7,700,000. In addition to the one-time charge on the restructuring, the Registrant will incur additional non-recurring pretax charges of $2,400,000 during 1996 and 1997 for restructuring related costs that accounting rules do not permit to be accrued at the time of announcement of a restructuring.

         On March 15, 1996, the Registrant issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.





                                      (3)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (b)  Pro forma financial information.



                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following Proforma Consolidated Financial Statements for the fiscal year ended December 31, 1995 give effect to the sale of certain assets relating to the Consumer Products Business and the Registrant's sale to its customers of the inventory and the collection of the accounts receivable of the Consumer Products Business. The proforma adjustments are based on available information and upon certain assumptions that the Registrant believes are reasonable under the circumstances. The proforma financial information should be read in conjunction with the December 31, 1995 Audited Consolidated Financial Statements of the Registrant.

         The Proforma Consolidated Balance Sheet and Proforma Consolidated Statement of Earnings are necessarily based upon allocations, assumptions and approximations and, therefore, do not reflect in precise numerical terms the impact of the transaction on the historical financial statements. In addition, such proforma statements should not be used as a basis for forecasting the future operations of the Registrant.

         The proforma adjustments made in the preparation of the Proforma Consolidated Balance Sheet assume that the sale of certain assets of the Consumer Products Business had been consummated at December 31, 1995. The proforma adjustments related to the Proforma Consolidated Statement of Earnings assume that the sale of certain assets of the Consumer Products Business had been consummated as of January 1, 1995.

         Concurrently with the sale of certain assets of the Consumer Products Business, the Registrant announced a restructuring which will include the relocation of the corporate headquarters and the consolidation of certain manufacturing facilities. The restructuring is expected to result in annualized cost savings of approximately $6,500,000. These cost savings will be substantially realized in 1997. The Proforma Consolidated Financial Statements do not include either the one-time losses to be incurred related to the restructuring or the expected future cost savings.





                                      (4)

                                KERR GROUP, INC.
                      Proforma Consolidated Balance Sheet
                            As of December 31, 1995
                                 (In Thousands)

                                                                                      (Unaudited)
                                                                         -------------------------------------
                                                                           Proforma Adjustments
                                                                         ------------------------
                                                              As          Sale of       Other
                                                           Reported       Assets     Adjustments     PROFORMA
                                                           --------       ------     -----------     --------
                                                                             (a)
     ASSETS
     ------
Current Assets -
     Cash and cash equivalents                             $  3,904        $14,500                    $ 18,404
     Receivables                                              7,430                          (276)(b)    7,154
     Inventories                                             31,041           (895)       (12,398)(b)   17,748
     Prepaid expenses and other current assets                3,108                          (440)(d)    2,668
     Net current assets related to discontinued
           operations                                             -              -         11,324 (b)   11,324 (e)
                                                           --------        -------        -------     --------
                Total current assets                         45,483         13,605         (1,790)      57,298

Net property, plant and equipment                            51,515         (4,697)                     46,818

     Deferred income taxes                                    8,057         (3,501)         1,330        5,886
Goodwill and other intangibles, net                           7,140           (156)          (442)(d)    6,542
     Other assets                                             8,026              -              -        8,026
                                                           --------        -------        -------     --------
                                                           $120,221        $ 5,251        $  (902)    $124,570
                                                           ========        =======        =======     ========
     LIABILITIES AND EQUITY
     ----------------------
Current liabilities -
     Short-term debt                                       $  6,500                                   $  6,500
     Senior debt due 1997 through 2003
           classified as current(f)                          50,000                                     50,000
     Accounts payable                                        10,488                        (1,350)(b)    9,138
     Accrued pension liability                                3,777                                      3,777
     Other current liabilities                                5,056              -          1,323 (d)    6,379
                                                           --------        -------        -------     --------
                 Total current liabilities                   75,821              -            (27)      75,794

Long-term pension liability                                  18,318                                     18,318
Other long-term liabilities                                   2,175                         1,120 (d)    3,295

Stockholders' equity -

     Preferred stock                                          9,748                                      9,748
     Common stock                                             2,113                                      2,113
     Additional paid in capital                              27,239                                     27,239
     Retained earnings                                        1,860          5,251 (c)     (3,512)(c)    3,599
     Treasury stock                                          (6,913)                                    (6,913)
     Excess of additional pension liability over
           unrecognized prior service costs                 (10,140)             -          1,517 (d)   (8,623)
                                                           --------        -------        -------     --------
                 Total stockholders' equity                  23,907          5,251         (1,995)      27,163
                                                           --------        -------        -------     --------
                                                           $120,221        $ 5,251        $  (902)    $124,570
                                                           ========        =======        =======     ========




    See accompanying notes to Proforma Consolidated Balance Sheet.





                                      (5)

                  Notes to Proforma Consolidated Balance Sheet


         (a) Represents payment to the Registrant by Alltrista in respect of certain of the Registrant's assets relating to the Consumer Products Business.

         (b) Represents adjustment to reclassify receivables, inventories, payables and other current liabilities relating to the Consumer Products Business to Net Current Assets Related to Discontinued Operations.

         (c) Represents adjustment to reflect the after tax gain of $1,739,000 (pretax gain of $2,900,000) on the sale of the Consumer Products Business.

         (d) Represents adjustments and accruals for costs related to the sale of certain assets of the Consumer Products Business.

         (e) The Registrant expects to collect the proceeds from the Net Current Assets Related to Discontinued Operations primarily during the remainder of 1996.

         (f) As of December 31, 1995, the Registrant's $50,000,000 of outstanding senior debt was classified as short-term because the Registrant was in default of certain financial covenants for which the Registrant had received waivers only through May 15, 1996.





                                      (6)

                                KERR GROUP, INC.
               PROFORMA CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                          YEAR ENDED DECEMBER 31, 1995
                                 (In Thousands)


                                                                                 (Unaudited)
                                                                         -----------------------------
                                                                           Proforma
                                                                         Adjustments
                                                                         -----------
                                                            As             Sale of
                                                          Reported          Assets          PROFORMA
                                                          --------          ------          --------
                                                                             (a)
Net sales                                                 $138,995        $(29,808)         $109,187
Cost of sales                                              108,964         (22,337)           86,627
                                                          --------         -------          --------
    Gross profit                                            30,031          (7,471)           22,560

Selling, warehouse, general and
    administrative expense                                  32,037          (9,061)           22,976
Loss on revaluation of land                                  1,000                             1,000
Interest expense                                             6,047            (681)            5,366 (b)
Interest and other income                                     (228)                             (228)
                                                          --------         -------          --------


    Earnings (loss) from continuing
      operations before income taxes                       (8,825)           2,271            (6,554)(c)(d)
Provision (benefit) for income taxes                       (3,518)             905            (2,613)
                                                          -------          -------          --------

    Net earnings (loss) from continuing
      operations before preferred stock
      dividends                                          $ (5,307)        $  1,366          $ (3,941)(c)(d)
                                                         ========         ========          ========

Primary and fully diluted net earnings (loss)
    per common share from continuing
    operations(e)                                        $  (1.60)                          $  (1.24)(c)(d)
                                                         ========                           ========




See accompanying notes to Proforma Consolidated Statement of Earnings (Loss).





                                      (7)

          Notes to Proforma Consolidated Statement of Earnings (Loss)


         (a) Represents adjustment to reflect the elimination of revenues and costs related to the Consumer Products Business, including the elimination of interest expense related to the utilization of a portion of the proceeds from the sale of certain assets of the Consumer Products Business to repay $7,500,000 of debt.

         (b) The proforma amounts only reflect the elimination of interest expense related to the repayment of $7,500,000 of debt. The Registrant expects to retire additional debt, and realize additional interest savings, in connection with the cash proceeds from the collection of the net current assets of the Consumer Products Business.

         (c) The proforma amounts do not reflect the impact of the restructuring announced March 15, 1996 which includes moving the corporate headquarters and the consolidation of certain manufacturing facilities. The restructuring is expected to result in annualized cost savings of approximately $6,500,000, which will be substantially realized in 1997.

         (d) The Registrant has not included in the Proforma Consolidated Statement of Earnings (Loss) any non-recurring charges or credits related to i) the sale of certain assets of the Consumer Products Business or ii) the restructuring described in Note (c) above.

         (e) Weighted average number of common shares outstanding for the proforma twelve-month period ending December 31, 1995 were 3,842,000. Fully diluted net earnings per common share reflect, when dilutive, (1) the incremental common shares issuable upon the assumed exercise of outstanding stock options, and (2) the assumed conversion of the Preferred stock and the elimination of the related Preferred Stock dividends. Antidilution occurred in the proforma twelve-month period ending December 31, 1995.





                                      (8)

    (c)  Exhibits.

           2.1 Asset Purchase Agreement, dated as of March 15, 1996, between Kerr Group, Inc. and Alltrista Corporation.*
           99.1 Sales Agent Agreement, dated as of March 15, 1996, between Kerr Group, Inc. and Alltrista Corporation.

           99.2             Press release issued by Kerr Group, Inc., dated
                            March 15, 1996.






________________________
* Pursuant to Item 2 of Rule 601 under Regulation S-K, certain exhibits and schedules have been omitted from this Agreement. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.





                                      (9)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  KERR GROUP, INC.



Dated: March 29, 1996             By:/s/ D. GORDON STRICKLAND
                                     ______________________________
                                     D. Gordon Strickland
                                     President and Chief
                                      Executive Officer





                                      (10)

                                 EXHIBIT INDEX


Exhibit No.        Description                                          Page
- -----------        -----------                                          ----
1                  Asset Purchase Agreement, dated
                   as of March 15, 1996, between Kerr
                   Group, Inc. and Alltrista Corporation*

99.1               Sales Agent Agreement, dated as of
                   March 15, 1996, between Kerr Group,
                   Inc. and Alltrista Corporation

99.2               Press release issued by Kerr Group,
                   Inc., dated March 15, 1996






________________________
* Pursuant to Item 2 of Rule 601 under Regulation S-K, certain exhibits and schedules have been omitted from this Agreement. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.





                                      (11)